UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2014

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The Company convened its annual meeting of shareholders on February 24, 2014 pursuant to notice duly given.  The matters voted upon at the meeting and the final results of such voting are set forth below:

1.                                      To elect eleven directors to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Shareholders in 2015 or upon a successor being elected and qualified.  All director nominees were duly elected.

	FOR	WITHHELD	BROKER NON-VOTES	APPLICABLE PERCENTAGES
Dr. John Elstrott	268,879,767	4,383,323	48,310,090	98% FOR
Gabrielle Greene	269,334,964	3,928,126	48,310,090	99% FOR
Shahid (Hass) Hassan	269,512,990	3,750,100	48,310,090	99% FOR
Stephanie Kugelman	271,318,815	1,944,275	48,310,090	99% FOR
John Mackey	270,297,614	2,965,476	48,310,090	99% FOR
Walter Robb	270,391,736	2,871,354	48,310,090	99% FOR
Jonathan Seiffer	270,258,767	3,004,323	48,310,090	99% FOR
Morris (Mo) Siegel	269,271,366	3,991,724	48,310,090	99% FOR
Jonathan Sokoloff	270,241,854	3,021,236	48,310,090	99% FOR
Dr. Ralph Sorenson	267,369,981	5,893,109	48,310,090	98% FOR
W. (Kip) Tindell, III	228,202,153	45,060,937	48,310,090	84% FOR

2.                                      To approve the compensation of the named executive officers.  This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
265,384,564	5,231,872	2,646,654	48,310,090	98% FOR

3.                                      To ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the fiscal year ending September 28, 2014.  This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
316,958,240	2,271,099	2,343,841	99% FOR

4.                                      To adopt the shareholder proposal regarding a policy related to the recovery of unearned management bonuses.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
99,525,364	170,879,227	2,858,499	48,310,090	63% AGAINST

5.                                      To adopt the shareholder proposal related to confidential voting.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
107,077,769	163,492,364	2,692,957	48,310,090	60% AGAINST

Item 8.01                                           Other Events

On February 24, 2014 the Company’s Board of Directors declared a dividend of $0.12 per share, payable April 22, 2014 to our common stock shareholders of record at the close of business on April 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date:	February 25, 2014	By:	/s/ Glenda Flanagan
Glenda Flanagan
Executive Vice President
and Chief Financial Officer